SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin New York Tax-Free Trust covers the period ended June 30, 2001.

The economy showed clear signs of slowing during the six months under review, raising concerns that the economy may fall into a recession. Gross domestic product (GDP), the country's broadest gauge of economic activity, grew at only a 1.3% annualized rate in the first quarter of 2001 and the second-quarter GDP declined further.

Corporate America felt the brunt of the slowdown, as industrial over-capacity and high levels of unsold inventory pressured corporate profits. Subsequently, businesses severely curtailed their capital spending plans and announced numerous layoffs. Consumers reined in spending largely due to layoff announcements, yet, overall retail and housing sales remained relatively vigorous, demonstrating that the consumer remained guardedly optimistic despite rising unemployment. Noting these generally negative factors, the Federal Reserve Board (the Fed) cut the federal funds target rate six times, lowering it to 3.75% by June 30, 2001, in an attempt to restore price stability and sustainable economic growth.


CONTENTS


Shareholder Letter .........................................................   1

Special Feature:
Making Sense of Dividends ..................................................   6

Fund Reports

Franklin New York Insured Tax-Free Income Fund .............................  12

Franklin New York Intermediate-Term Tax-Free Income Fund ...................  18

Franklin New York Tax-Exempt Money Fund ....................................  22

Municipal Bond Ratings .....................................................  25

Financial Highlights & Statements of Investments ...........................  28

Financial Statements .......................................................  42

Notes to Financial Statements ..............................................  47


FUND CATEGORY
  [PYRAMID]

BOND MARKET OVERVIEW

Municipal bond market performance was solid during the reporting period, in sharp contrast to the significant volatility many other fixed income and equity securities suffered, with the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, producing a price-only return of 0.15% for the period.(1) This follows an extremely strong 2000 when expectations for further Fed short-term interest rate hikes diminished substantially in the third quarter of the year, creating a more favorable bond pricing environment. Furthermore, municipal bonds achieved these results although national new issuance supply was up 40% for the first six months of the year. Demand has remained strong throughout the period, with robust retail demand and extraordinary volume among arbitrageurs supporting bond prices.

Long-term interest rates exert the most influence on the pricing of long-term municipal securities. While the Fed does not directly affect long-term interest rates, long-term rates declined substantially in anticipation of an economic slowdown during the latter part of 2000, causing bond prices to increase. Since March of this year, however, long-term interest rates have risen as expectations for stronger U.S. economic growth are factored in for the future. However, such interest rate fluctuations are not unusual, and we expect to see long-term interest rates rise and fall until indicators provide a clearer picture of the economy.

1. Source: The Bond Buyer, 6/01. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

Looking forward, we view the municipal bond market favorably. We expect demand to remain strong as investors continue to increase the fixed income portion of their portfolios for diversification. Although we have experienced a U.S. economic slowdown over the past two quarters, state and local government finances were very strong through 2000, allowing them greater financial flexibility in times of slower growth. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer.

NEW YORK UPDATE

With a gross state product of more than $706 billion, New York has the world's 10th largest economy, accounting for approximately 8% of U.S. GDP.(2, 3) The state is home to 65 Fortune 500 companies -- more than any other state. In addition, the New York Stock Exchange conducts trades worth more than $1 trillion on a typical day, making New York City one of the world's financial capitals.(3)

After underperforming the nation during much of its record-long national economic expansion, New York has recently caught up, with employment and personal income growth exceeding the U.S. rate in 1999 and 2000.(4) The state's unemployment rate dropped to the lowest level in years, and at 4.3% in May 2001, was slightly below the U.S. rate of 4.4%.(5) The state's per capita income remains high at approximately 120% of the national average. Personal income has also shown consistent growth, increasing 5.8% in 1999, which is an increase from the 5.0% annual growth experienced in recent years.(6)

2. Source: State of New York, 5/24/01, www.state.ny.us.
3. Source: Bureau of Economic Analysis, Gross State Product Data, 9/5/00.
4. Source: Moody's Investors Service, New York (State of), 3/15/01. This does not indicate Moody's rating of the Fund.
5. Source: Bureau of Labor Statistics, 7/18/01.
6. Source: Standard & Poor's RatingsDirect, State Review: New York, 12/20/00. This does not indicate Standard & Poor's rating of the Fund.


"... [W]e believe municipal bonds will continue to be desirable due to the tax efficiencies they offer."

New York has a deep and diverse economic base that has slowly and steadily improved. Employment opportunities now abound in many industries including biomedical; transportation equipment; optics and imaging; information and media services; information hardware and software; and fashion, apparel and textiles. The state's highly educated workforce, extensive infrastructure and world-class universities and colleges solidify New York's economic strength. In addition, the state has enacted significant tax and "red tape" reductions in recent years in an effort to retain and attract new businesses.

The state's financial performance improved over the past several fiscal years as a result of a rebounding economy, realistic budgeting and tighter spending controls. In recent years, New York has reversed its long history of marginally balanced budgets and large accumulated deficits. The state will have recorded six years of operating surpluses at the end of fiscal year 2001, while absorbing large personal income and corporate tax reductions. Since fiscal year 1996, New York has closed each year with a cash basis general fund surplus; five of those years over $1 billion. Most recently, fiscal years 1999 and 2000 finished with cash surpluses of $1.8 billion and $1.5 billion. Moody's Investors Service, an independent credit rating agency, expects fiscal year 2001 to end with at least a $1.8 billion cash surplus.(4) The proposed budget for fiscal year 2002 should enhance the state's credit position by funding reserves designed for economic uncertainty contingencies.

As a result of New York's improved financial condition, the state recently saw two significant upgrades by independent credit rating agencies during the year under review. In August 2000, Moody's(R) upgraded New York's general obligation
(GO) bonds to Aaa from Aa, and in December 2000, Standard and Poor's(R) upgraded GO bonds to AA from A.(4,6) These ratings reflect a positive and stable outlook for the state. New York's strong economy and enhanced financial condition should enable the state to better withstand future economic downturns.

We encourage you to discuss your financial goals with an investment representative and maintain a long-term perspective. Municipal bond funds provide an opportunity to diversify risk in investors' portfolios and continue to be an attractive investment for those seeking tax-free income. Such an investment offers a taxable equivalent yield that can be hard to match for a taxable investment with the same relative level of risk. As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust

/s/ Sheila Amoroso

Sheila Amoroso

/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department


WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary of each Fund's report.

* For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Q&A

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS

Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE


                       NOT PART OF THE SHAREHOLDER REPORT

    As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

   Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

   Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.

                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?



A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

   Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

   Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.

                       NOT PART OF THE SHAREHOLDER REPORT

Q. WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

   Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.

                       NOT PART OF THE SHAREHOLDER REPORT

Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5-3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

                         MONTHLY YIELDS OF BOND BUYER 40

                  [MONTHLY YIELDS OF BOND BUYER 40 LINE CHART]

Date             BondBuyer 40 Yields
------------------------------------
     Jan 85                   10.35%
     Feb 85                   10.20%
     Mar 85                   10.01%
     Apr 85                    9.50%
     May 85                    9.43%
     Jun 85                    9.40%
     Jul 85                    9.45%
     Aug 85                    9.80%
     Sep 85                    9.49%
     Oct 85                    9.24%
     Nov 85                    8.92%
     Dec 85                    8.48%
     Jan 86                    8.04%
     Feb 86                    7.82%
     Mar 86                    7.92%
     Apr 86                    8.14%
     May 86                    7.90%
     Jun 86                    7.96%
     Jul 86                    7.88%
     Aug 86                    7.41%
     Sep 86                    7.56%
     Oct 86                    7.36%
     Nov 86                    7.19%
     Dec 86                    7.18%
     Jan 87                    7.11%
     Feb 87                    7.05%
     Mar 87                    7.18%
     Apr 87                    8.10%
     May 87                    8.29%
     Jun 87                    8.19%
     Jul 87                    8.17%
     Aug 87                    8.16%
     Sep 87                    8.87%
     Oct 87                    8.72%
     Nov 87                    8.62%
     Dec 87                    8.40%
     Jan 88                    7.97%
     Feb 88                    7.85%
     Mar 88                    8.17%
     Apr 88                    8.17%
     May 88                    8.20%
     Jun 88                    8.04%
     Jul 88                    8.05%
     Aug 88                    8.11%
     Sep 88                    7.89%
     Oct 88                    7.73%
     Nov 88                    7.90%
     Dec 88                    7.74%
     Jan 89                    7.66%
     Feb 89                    7.73%
     Mar 89                    7.79%
     Apr 89                    7.58%
     May 89                    7.46%
     Jun 89                    7.29%
     Jul 89                    7.16%
     Aug 89                    7.36%
     Sep 89                    7.47%
     Oct 89                    7.38%
     Nov 89                    7.24%
     Dec 89                    7.25%
     Jan 90                    7.45%
     Feb 90                    7.40%
     Mar 90                    7.52%
     Apr 90                    7.74%
     May 90                    7.53%
     Jun 90                    7.50%
     Jul 90                    7.35%
     Aug 90                    7.64%
     Sep 90                    7.79%
     Oct 90                    7.71%
     Nov 90                    7.47%
     Dec 90                    7.47%
     Jan 91                    7.39%
     Feb 91                    7.36%
     Mar 91                    7.34%
     Apr 91                    7.26%
     May 91                    7.21%
     Jun 91                    7.21%
     Jul 91                    7.11%
     Aug 91                    6.97%
     Sep 91                    6.89%
     Oct 91                    6.85%
     Nov 91                    6.90%
     Dec 91                    6.66%
     Jan 92                    6.72%
     Feb 92                    6.76%
     Mar 92                    6.76%
     Apr 92                    6.74%
     May 92                    6.63%
     Jun 92                    6.49%
     Jul 92                    6.19%
     Aug 92                    6.35%
     Sep 92                    6.39%
     Oct 92                    6.68%
     Nov 92                    6.42%
     Dec 92                    6.39%
     Jan 93                    6.31%
     Feb 93                    6.01%
     Mar 93                    6.04%
     Apr 93                    5.96%
     May 93                    5.89%
     Jun 93                    5.76%
     Jul 93                    5.78%
     Aug 93                    5.60%
     Sep 93                    5.47%
     Oct 93                    5.48%
     Nov 93                    5.65%
     Dec 93                    5.52%
     Jan 94                    5.45%
     Feb 94                    5.77%
     Mar 94                    6.36%
     Apr 94                    6.37%
     May 94                    6.40%
     Jun 94                    6.47%
     Jul 94                    6.33%
     Aug 94                    6.36%
     Sep 94                    6.58%
     Oct 94                    6.85%
     Nov 94                    7.16%
     Dec 94                    6.92%
     Jan 95                    6.66%
     Feb 95                    6.42%
     Mar 95                    6.37%
     Apr 95                    6.35%
     May 95                    6.10%
     Jun 95                    6.28%
     Jul 95                    6.19%
     Aug 95                    6.11%
     Sep 95                    6.07%
     Oct 95                    5.91%
     Nov 95                    5.74%
     Dec 95                    5.56%
     Jan 96                    5.57%
     Feb 96                    5.71%
     Mar 96                    5.96%
     Apr 96                    6.05%
     May 96                    6.09%
     Jun 96                    6.01%
     Jul 96                    5.98%
     Aug 96                    6.02%
     Sep 96                    5.89%
     Oct 96                    5.83%
     Nov 96                    5.66%
     Dec 96                    5.72%
     Jan 97                    5.82%
     Feb 97                    5.76%
     Mar 97                    5.95%
     Apr 97                    5.89%
     May 97                    5.74%
     Jun 97                    5.69%
     Jul 97                    5.40%
     Aug 97                    5.55%
     Sep 97                    5.47%
     Oct 97                    5.40%
     Nov 97                    5.36%
     Dec 97                    5.25%
     Jan 98                    5.19%
     Feb 98                    5.24%
     Mar 98                    5.27%
     Apr 98                    5.39%
     May 98                    5.22%
     Jun 98                    5.22%
     Jul 98                    5.26%
     Aug 98                    5.11%
     Sep 98                    4.99%
     Oct 98                    5.13%
     Nov 98                    5.10%
     Dec 98                    5.16%
     Jan 99                    5.09%
     Feb 99                    5.17%
     Mar 99                    5.23%
     Apr 99                    5.28%
     May 99                    5.37%
     Jun 99                    5.53%
     Jul 99                    5.59%
     Aug 99                    5.78%
     Sep 99                    5.89%
     Oct 99                    6.08%
     Nov 99                    6.12%
     Dec 99                    6.22%
     Jan 00                    6.31%
     Feb 00                    6.17%
     Mar 00                    5.94%
     Apr 00                    6.00%
     May 00                    6.13%
     Jun 00                    5.91%
     Jul 00                    5.79%
     Aug 00                    5.72%
     Sep 00                    5.82%
     Oct 00                    5.74%
     Nov 00                    5.75%
     Dec 00                    5.47%
     Jan 01                    5.45%
     Feb 01                    5.40%
     Mar 01                    5.30%
     Apr 01                    5.49%
     May 01                    5.42%
    June 01                    5.38%


Source: S&P Micropal (Bond Buyer 40, as of 6/30/01).
One cannot invest in an index; indexes are unmanaged.

                       NOT PART OF THE SHAREHOLDER REPORT

Q. WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

   While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

   In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.


                      [FRANKLIN TEMPLETON INVESTMENTS LOGO]

                                 DIVQ INS 08/01


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured New York municipal securities.(1,2)
--------------------------------------------------------------------------------

New York municipal bond supply increased 16% in the first half of 2001, to $6.4 billion, from $5.5 billion in the same period of 2000. Yet, demand for New York municipal bonds outstripped supply as both the absolute and relative demand for New York bonds increased during the first six months of 2001. Credit quality of New York municipalities, as well as municipalities across the U.S., remained high, allowing Moody's, an independent credit rating agency, to upgrade $60.4 billion of municipal debt while downgrading only $5.9 billion of municipal debt nationwide.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured security's market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 30.

In this environment, we sought to lengthen the Fund's average maturity, as we attempted to take advantage of the relative value that longer-term bonds offered. We used the strong demand for New York municipal bonds to sell bonds close to their call dates and buy bonds with longer call dates to improve the predictability of the Fund's future dividend payments. We sold several lower yielding securities at a loss and reinvested the proceeds at higher rates consistent with our management philosophy. These losses offset any potential capital gains in the portfolio, possibly lowering shareholders' future capital gains tax liabilities, and they can be carried forward for several years. Sales during the year included New York State Dormitory Authority.

We found value in bonds used to finance essential municipal projects and made several purchases in this area at attractive prices. Significant issues we bought during the period included Niagara Falls City School District Certificates of Participation, New York State Dormitory Authority Revenues Community College, New York State Dormitory Authority Revenues St. Johns University and New York State Municipal Bond Bank Agency Special Progress Revenue.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 16 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.83%,


PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
6/30/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                               21.1%

Higher Education                                                        16.9%

Hospital & Health Care                                                  15.6%

Prerefunded                                                             12.1%

Other Revenue                                                           11.4%

Transportation                                                          10.8%

General Obligation                                                       7.3%

Subject to Government Appropriation                                      3.8%

Housing                                                                  1.0%

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund
1/1/01-6/30/01

                                                         DIVIDEND PER SHARE
                                                     --------------------------
MONTH                                                  CLASS A        CLASS C
-------------------------------------------------------------------------------
January                                               4.75 cents     4.22 cents
February                                              4.75 cents     4.22 cents
March                                                 4.75 cents     4.20 cents
April                                                 4.75 cents     4.20 cents
May                                                   4.75 cents     4.20 cents
June                                                  4.75 cents     4.21 cents
-------------------------------------------------------------------------------
TOTAL                                                28.50 CENTS    25.25 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $11.80 on June 30, 2001. An investor in the maximum combined federal and New York state and City tax bracket of 45.49% would need to earn 8.86% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we believe municipal bonds should perform solidly for the remainder of 2001. Continued corporate earnings pressure and the historically high stock market volatility seen in the first quarter of 2001 underscores the benefit of being a shareholder in one of Franklin's large, broadly diversified and professionally managed municipal bond funds. We expect continued demand for fixed income securities as investors seek broadened asset allocation strategies. With economic growth slowing and the Fed expected to continue interest rate cuts, it will be important to watch how corporate weakness will impact the unemployment rate, which in turn affects consumer spending and confidence. Additionally, rising productivity and growing inventory could dampen inflation and improve bond market performance. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE SUMMARY AS OF 6/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE         6/30/01     12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.04         $11.30       $11.34

DISTRIBUTIONS (1/1/01-6/30/01)
Dividend Income                             $0.2850

CLASS C                                      CHANGE         6/30/01     12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.03         $11.43       $11.46
DISTRIBUTIONS (1/1/01-6/30/01)
Dividend Income                             $0.2525

PERFORMANCE

CLASS A                                  6-MONTH   1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +2.18%    +8.70%     +32.16%    +91.73%
Average Annual Total Return(2)           -2.13%    +4.04%      +4.82%     +6.27%

Distribution Rate(3)                         4.83%
Taxable Equivalent Distribution Rate(4)      8.86%
30-Day Standardized Yield(5)                 3.92%
Taxable Equivalent Yield(4)                  7.19%

                                                                       INCEPTION
CLASS C                                  6-MONTH   1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +1.96%    +8.11%     +27.69%   +39.49%
Average Annual Total Return(2)           -0.08%    +6.05%     +4.80%     +5.37%

Distribution Rate(3)                         4.37%
Taxable Equivalent Distribution Rate(4)      8.02%
30-Day Standardized Yield(5)                 3.51%
Taxable Equivalent Yield(4)                  6.44%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 6/30/01.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.49%, based on the federal income tax rate of 39.1%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
6/30/01

[CREDIT QUALITY BREAKDOWN PIE CHART]

AAA - 53.7%
AA - 11.3%
A - 15.6%
BBB - 16.1%
Below Investment Grade - 3.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of New York municipal securities with an average weighted maturity (the time at which debt must be repaid) between 3 and 10 years.(1)
--------------------------------------------------------------------------------

New York municipal bond supply increased 16% in the first half of 2001, to $6.4 billion, from $5.5 billion in the same period of 2000. Yet, demand for New York municipal bonds outstripped supply as both the absolute and relative demand for New York bonds increased during the first six months of 2001. Credit quality of New York municipalities, as well as municipalities across the U.S., remained high, allowing Moody's, an independent credit rating agency, to upgrade $60.4 billion of municipal debt while downgrading only $5.9 billion of municipal debt nationwide.

In this environment, we sought to lengthen the Fund's average maturity, as we attempted to take advantage of the relative value that longer-term bonds offered. We used the strong demand for New York municipal bonds to sell bonds close to their call dates

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 35.

and buy bonds with longer call dates to improve the predictability of the Fund's future dividend payments. We sold several lower yielding securities at a loss and reinvested the proceeds at higher rates consistent with our management philosophy. These losses offset any potential capital gains in the portfolio, possibly lowering shareholders' future capital gains tax liabilities, and they can be carried forward for several years. Sales during the year included New York general obligation and New York City Health Hospital Revenue bonds. We found value in bonds used to finance essential municipal projects and made several purchases in this area at attractive prices. Significant issues we bought during the period included Rochester GO, Holland Patent NY Central School District, New York State Dormitory Authority Revenues St. Johns University and New York State Dormitory Authority Revenues.

During the reporting period, Franklin New York Intermediate-Term Tax-Free Income Fund experienced net inflows as well as calls on higher coupon bonds. We invested the resulting proceeds at recent, lower interest rates. Due to these circumstances, in June 2001 the Fund reduced its monthly dividend from 4.35 cents per share to 4.15 cents per share. For a detailed discussion of our dividend policy, please see "Making Sense of Dividends" beginning on page 6.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 21 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.59%. An investor in the maximum combined federal and New York state and City tax bracket of 45.49% would need to earn 8.42% from a taxable investment to match the Fund's tax-free distribution rate.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
6/30/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                      22.6%

Subject to Government Appropriation                                     15.9%

Utilities                                                               15.2%

Hospital & Health Care                                                  11.0%

Tax-Supported                                                           10.0%

Other Revenue                                                            6.7%

Transportation                                                           6.7%

Housing                                                                  4.3%

Prerefunded                                                              4.0%

Higher Education                                                         3.6%

DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term
Tax-Free Income Fund - Class A
1/1/01-6/30/01

                                                                       DIVIDEND
MONTH                                                                  PER SHARE
--------------------------------------------------------------------------------
January                                                               4.50 cents

February                                                              4.50 cents

March                                                                 4.35 cents

April                                                                 4.35 cents

May                                                                   4.35 cents

June                                                                  4.15 cents

--------------------------------------------------------------------------------
TOTAL                                                                26.20 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Looking ahead, we believe municipal bonds should perform solidly for the remainder of 2001. Continued corporate earnings pressure and the historically high stock market volatility seen in the first quarter of 2001 underscores the benefit of being a shareholder in one of Franklin's large, broadly diversified and professionally managed municipal bond funds. We expect continued demand for fixed income securities as investors seek broadened asset allocation strategies. With economic growth slowing and the Fed expected to continue interest rate cuts, it will be important to watch how corporate weakness will impact the unemployment rate, which in turn affects consumer spending and confidence. Additionally, rising productivity and growing inventory could dampen inflation and improve bond market performance. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE         6/30/01      12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.05         $10.61        $10.56
DISTRIBUTIONS (1/1/01-6/30/01)
Dividend Income                          $0.2620

PERFORMANCE

                                                                             INCEPTION
CLASS A                                 6-MONTH        1-YEAR     5-YEAR     (9/21/92)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)              +2.96%         +9.45%    +35.68%      +65.12%
Average Annual Total Return(2)          +0.67%         +7.04%     +5.82%       +5.61%

Distribution Rate(3)                            4.59%
Taxable Equivalent Distribution Rate(4)         8.42%
30-Day Standardized Yield(5)                    3.98%
Taxable Equivalent Yield(4)                     7.30%

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and the yield for the period would have been 3.62%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the current 4.15 cent per share dividend and the maximum offering price of $10.85 per share on 6/30/01.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.49%, based on the federal income tax rate of 39.1%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and New York state and New York City personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in New York. The Fund is managed to maintain a $1.00 share price.(1)
--------------------------------------------------------------------------------

At the beginning of the period, the domestic economy continued to weaken with waning consumer confidence, mounting company earnings disappointments and an increasing number of bankruptcies and employee layoff announcements. In response to the deteriorating economic activity, the Federal Reserve Board (the Fed) began aggressively lowering short-term interest rates to stimulate economic growth. The Fed cut rates six times during the period, for a total of 275 basis points (2.75%), bringing the federal funds target rate from 6.50% to 3.75% by June 30, 2001. Despite the Fed's aggressive actions, gross domestic product growth for first quarter 2001 further decelerated to a 1.3% annualized rate.

Not surprisingly, the Fed's actions affected yields on money market portfolios. Reflecting the 275 basis points decrease in the federal funds target rate over the past fiscal year, the Fund's

1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 39.

seven-day effective yield decreased to 2.24% on June 30, 2001, from 3.89% at the beginning of the period. In spite of this, Franklin New York Tax-Exempt Money Fund assets continued to grow, and the July 1 coupon payment and redemption money should help cash flows into money funds. During the period, the Fund's net assets increased a solid 15%, from $67.9 million on December 31, 2000, to $77.9 million on June 30, 2001.

The Fund's investment strategy continues to emphasize high quality and liquidity. In many ways, we manage the Fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. Although our strategy may result in lower yields than those of other money market funds, we believe the increased yield offered by lower-rated and illiquid securities does not justify the added risk to shareholders.

During the reporting period, the Fund participated in several attractive deals including New York Triborough Bridge and Tunnel Authority Revenue Notes, New York State Environmental Facility Corp. Tax Exempt Commercial Paper, and variable rate demand notes issued by Long Island Power Authority Electric Systems and New York City Municipal Water Finance Authority.


PERFORMANCE SUMMARY
6/30/01

--------------------------------------------------------------------------------

Seven-day effective yield(1)                                               2.24%

Seven-day annualized yield                                                 2.21%

Taxable equivalent yield(2)                                                4.08%

1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 6/20/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.49%, based on the federal income tax rate of 39.1%.

Annualized and effective yields are for the seven-day period ended 6/30/01. The Fund's average weighted maturity was 33 days. Yields reflect fluctuations in interest rates on portfolio investments and Fund expenses.

The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 2.03% and 2.05%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.


Past performance does not guarantee future results.

While we believe that the Fed is nearing the end of their easing mode, the U.S. economy remains fragile. Therefore, the Fed may cut rates further until an economic recovery is more clearly in sight. We believe that the Fed's aggressive easing, combined with lower income tax rates, should stimulate economic growth later in 2001. As signs of economic growth become more evident, we believe short-term rates should gradually begin to rise again.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                                               CLASS A
                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2001     -----------------------------------------------------------
                                                        (UNAUDITED)      2000        1999          1998         1997         1996
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $ 11.34       $ 10.77     $ 11.71       $ 11.66      $ 11.29      $ 11.41
                                                      -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(b) ..........................         .28           .57         .56           .57          .58          .59
 Net realized and unrealized gains (losses) ........        (.04)          .56        (.94)          .11          .38         (.12)
                                                      -----------------------------------------------------------------------------
Total from investment operations ...................         .24          1.13        (.38)          .68          .96          .47
                                                      -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................        (.28)         (.56)       (.56)         (.57)        (.59)        (.59)
 Net realized gains ................................          --            --          --(d)       (.06)          --           --
                                                      -----------------------------------------------------------------------------
Total distributions ................................        (.28)         (.56)       (.56)         (.63)        (.59)        (.59)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period .....................     $ 11.30       $ 11.34      $ 10.77      $ 11.71      $ 11.66      $ 11.29
                                                      =============================================================================
Total return(a) ....................................        2.18%        10.78%      (3.31%)        5.94%        8.77%        4.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................    $245,307      $234,528     $242,067     $270,435     $260,990     $261,068
Ratios to average net assets:
 Expenses ..........................................         .74%(c)       .74%        .72%          .72%         .71%         .65%
 Expenses excluding waiver and payments by affiliate         .74%(c)       .74%        .72%          .72%         .71%         .70%
 Net investment income .............................        4.97%(c)      5.19%       4.96%         4.84%        5.09%        5.25%
Portfolio turnover rate ............................        2.89%        19.66%      15.23%        12.05%       26.85%       15.09%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)      Based on average shares outstanding effective year ended December
         31,1999.

(c)      Annualized.

(d)      The fund distributed capital gains in the amount of $.004.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                             CLASS C
                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2001    -----------------------------------------------------------
                                                        (UNAUDITED)        2000       1999         1998        1997        1996
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $ 11.46         $ 10.88     $ 11.82      $ 11.75     $ 11.37     $ 11.46
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ..........................         .25             .51         .49          .48         .52         .53
 Net realized and unrealized gains (losses) ........        (.03)            .57        (.94)         .16         .38        (.10)
                                                      ------------------------------------------------------------------------------
Total from investment operations ...................         .22            1.08        (.45)         .64         .90         .43
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................        (.25)           (.50)       (.49)        (.51)       (.52)       (.52)
 Net realized gains ................................          --              --          --(d)      (.06)         --          --
                                                      ------------------------------------------------------------------------------
Total distributions ................................        (.25)           (.50)       (.49)        (.57)       (.52)       (.52)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period .....................     $ 11.43         $ 11.46     $ 10.88      $ 11.82     $ 11.75     $ 11.37
                                                      ==============================================================================

Total return(a) ....................................        1.96%          10.19%      (3.87%)       5.55%       8.17%       3.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $15,292         $12,498     $12,309      $ 9,450     $ 5,601     $ 4,137
Ratios to average net assets:
 Expenses ..........................................        1.29%(c)        1.28%       1.27%        1.28%       1.27%       1.22%
 Expenses excluding waiver and payments by affiliate        1.29%(c)        1.28%       1.27%        1.28%       1.27%       1.27%
 Net investment income .............................        4.42%(c)        4.64%       4.42%        4.27%       4.63%       4.69%
Portfolio turnover rate ............................        2.89%          19.66%      15.23%       12.05%      26.85%      15.09%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(b) Based on average shares outstanding effective year ended December 31, 1999 and for the year ended December 31, 1996.
(c)      Annualized.
(d)      The fund distributed long term capital gains in the amount of $.004.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                                                          PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
Albany County GO, FGIC Insured, 5.85%, 6/01/12 .......................................................     $1,000,000     $1,054,750
Albany Municipal Water Finance Authority Water and Sewer System Revenue, Refunding,
  Series A, FGIC Insured, 5.95%, 12/01/12 ............................................................      2,505,000      2,663,191
Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 .............................      2,415,000      2,461,078
Babylon IDA, Civic Facility Revenue, WSNCHS East Inc. Project, Series A, AMBAC Insured,
  6.00%, 8/01/24 .....................................................................................      4,020,000      4,352,896

Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ................................................        200,000        235,678
Buffalo GO, Series E, AMBAC Insured, Pre-Refunded, 6.70%,
   12/01/17 ..........................................................................................        360,000        407,549
   12/01/18 ..........................................................................................        385,000        435,851
   12/01/19 ..........................................................................................        410,000        464,153
Buffalo Municipal Water Finance Authority, Water System Revenue, FSA Insured, 6.00%,
   7/01/26 ...........................................................................................      1,185,000      1,279,990
   7/01/29 ...........................................................................................      3,000,000      3,236,370
Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/09 .............................        900,000      1,039,230
Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
  5.375%, 6/01/27 ....................................................................................      1,750,000      1,763,913
Hempstead Town IDA, Civic Facilities Revenue, Hofstra University Project, MBIA Insured,
  5.80%, 7/01/15 .....................................................................................      1,340,000      1,422,839
Long Island Power Authority Electric System Revenue,
  MBIA Insured, 5.75%, 12/01/24 ......................................................................      1,540,000      1,608,438
  Series A, FSA Insured, 5.125%, 12/01/22 ............................................................      9,300,000      9,162,918
Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 .....................      1,055,000      1,205,485
MTA Commuter Facilities Revenue, Series A, FSA Insured, 5.00%, 7/01/23 ...............................      3,000,000      2,933,430
MTA Dedicated Tax Fund Revenue, Series A, FGIC Insured, 6.00%, 4/01/30 ...............................      2,500,000      2,698,900
Nassau County GO, Public Improvement, Series E, FSA Insured, 6.00%, 3/01/20 ..........................      1,510,000      1,622,616
Nassau County IDA, Civic Facility Revenue, Hofstra University Project, AMBAC Insured,
  Pre-Refunded, 6.75%, 8/01/11 .......................................................................      1,150,000      1,176,404
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
  FSA Insured, 5.75%, 8/01/29 ........................................................................      2,655,000      2,772,484
New Rochelle GO, Series C, MBIA Insured, 6.25%,
  3/15/22 ............................................................................................        390,000        410,354
  3/15/23 ............................................................................................        530,000        557,936
  3/15/24 ............................................................................................        555,000        584,110
New York City GO, Series A, MBIA Insured, 6.00%, 5/15/30 .............................................      2,000,000      2,162,000
New York City IDA, Civic Facility Revenue, Polytechnic Prep Country Day School,
  FSA Insured, 5.375%, 5/01/29 .......................................................................      2,750,000      2,773,788
New York City Municipal Finance Authority Water and Sewer System Revenue,
  Series A, FSA Insured, 5.375%, 6/15/26 .............................................................      3,000,000      3,018,840
  Series B, MBIA Insured, 5.75%, 6/15/26 .............................................................      1,900,000      1,964,543
  Series B, MBIA Insured, 5.50%, 6/15/27 .............................................................      5,000,000      5,083,400
  Series C, AMBAC Insured, Pre-Refunded, 6.20%, 6/15/21 ..............................................      6,000,000      6,292,560
New York City Transportation Authority MTA,
  Triborough Bridge Tunnel Authority, COP, AMBAC Insured, 5.75%, 1/01/20 .............................      3,000,000      3,179,970
  Triborough COP, Series A, AMBAC Insured, 5.25%, 1/01/29 ............................................      3,500,000      3,489,885
New York City Trust Cultural Resources Revenue,
  American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 .........................      2,000,000      2,047,600
  New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 ............................................      2,000,000      2,095,760
New York State Dormitory Authority Revenue,
  853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 ..............................      1,340,000      1,421,820
  Associated Children's Inc., MBIA Insured, 7.60%, 7/01/18 ...........................................        140,000        141,208
  Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ...................................................      2,460,000      2,515,473
  City University System, Consolidated Third General, Series 1, FSA Insured,
    5.50%, 7/01/29 ...................................................................................      1,585,000      1,619,188

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
New York State Dormitory Authority Revenue, (cont.)
   Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 .....................................       $ 2,445,000       $ 2,590,624
   Department of Health, MBIA Insured, 5.50%, 7/01/25 ..........................................         2,000,000         2,035,940
   Good Samaritan Hospital Medical Center, Series A, MBIA Insured,
    5.50%, 7/01/24 .............................................................................         2,000,000         2,033,800
   Hamilton College, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ................................         1,000,000         1,020,000
   Hartwick College, MBIA Insured, 6.25%, 7/01/12 ..............................................         1,000,000         1,042,120
   Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ...........................         1,500,000         1,548,735
   Mental Health Services, FSA Insured, 5.25%, 2/15/29 .........................................         2,000,000         1,994,100
   Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 ...................         2,260,000         2,182,685
   Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .....................         2,500,000         2,556,875
   New York University, FGIC Insured, 6.25%, 7/01/09 ...........................................           935,000           953,700
   New York University, FGIC Insured, Pre-Refunded, 6.25%, 7/01/09 .............................            65,000            66,300
   Pace University, MBIA Inured, 6.00%, 7/01/29 ................................................         3,000,000         3,257,010
   Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ....................................         6,500,000         6,783,010
   Siena College, MBIA Insured, 5.00%, 7/01/31 .................................................         3,500,000         3,353,245
   Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 ......................................         2,000,000         2,107,420
   St. John's University, AMBAC Insured, Pre-Refunded, 6.875%, 7/01/11 .........................         1,000,000         1,022,800
   St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/30 ................................         3,500,000         3,484,460
   St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ....................         5,000,000         5,261,550
   University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 ..................         1,000,000           966,130
   University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%, 7/01/17 .............         2,355,000         2,475,270
   Upstate Community College, MBIA Insured, 5.125%, 7/01/30 ....................................         5,945,000         5,757,554
   Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ............................         1,000,000         1,067,570
New York State Energy Research and Development Authority Electric Facilities
  Revenue, Consolidated Edison Project,
   Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 ..........................................         5,000,000         5,327,450
   Series A, MBIA Insured, 6.75%, 1/15/27 ......................................................         4,950,000         5,011,875
New York State Energy Research and Development Authority Gas Facilities Revenue,
  Brooklyn Union Gas Project,
   Series A, MBIA Insured, 6.75%, 2/01/24 ......................................................         2,240,000         2,318,086
New York State Energy Research and Development Authority PCR,
   Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 .............         1,500,000         1,539,195
   Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 7.20%, 7/01/29 ...............         5,000,000         5,490,650
   Rochester Gas and Electric Project, Refunding, Series A, MBIA Insured, 6.35%,
     5/15/32 ...................................................................................         1,150,000         1,190,423
   Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%,
     5/15/32 ...................................................................................         1,000,000         1,036,400
New York State Environmental Facilities Corp. Water Facilities Revenue, Refunding,
  Spring Valley Water Project,
    Series A, AMBAC Insured, 6.30%, 8/01/24 ....................................................         2,000,000         2,113,340
    Series B, AMBAC Insured, 6.15%, 8/01/24 ....................................................         3,000,000         3,170,550
New York State Medical Care Facilities Finance Agency Revenue,
   Hospital and Nursing Home Mortgage, Refunding, Series C, MBIA Insured,
     Pre-Refunded, 6.25%, 8/15/12 ..............................................................         1,000,000         1,056,040

   Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ...............................         6,285,000         6,558,712
   Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 ...............................         5,355,000         5,561,596
   Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 ...............................         4,245,000         4,407,074
   Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 .....................         1,000,000         1,027,380
   Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10 .......................           700,000           720,573
   Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18 ......................         1,500,000         1,540,830
   St. Mary's Hospital Project, Refunding, Series A, AMBAC Insured, 6.20%,
     11/01/14 ..................................................................................         1,495,000         1,631,494
New York State Municipal Bond Bank Agency Program Revenue, Buffalo, Series A,
  AMBAC Insured, 5.25%, 5/15/31 ................................................................         4,000,000         3,963,960

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
New York State Power Authority Revenue and General Purpose,
   Series Z, FGIC Insured, Pre-Refunded, 6.50%, 1/01/19 ...........................................      $ 2,000,000     $ 2,077,940
   Series AA, MBIA Insured, Pre-Refunded, 6.25%, 1/01/23 ..........................................        2,000,000       2,075,520
New York State Tollway Authority General Revenue, Series C, FGIC Insured,
 Pre-Refunded, 6.00%, 1/01/25 .....................................................................        6,400,000       7,081,472
New York State Urban Development Corp. Revenue,
   Correctional Capital Facility, Series 6, AMBAC Insured, 5.375%, 1/01/25 ........................        2,480,000       2,499,542
   Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%,
       1/01/29 ....................................................................................       11,200,000      12,042,464
Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
   7/15/18 ........................................................................................          500,000         524,940
   7/15/19 ........................................................................................          510,000         533,567
   7/15/20 ........................................................................................          610,000         640,073
Niagara Falls New York City School District COP, High School Facility, MBIA
 Insured, 5.375%, 6/15/28 .........................................................................        2,000,000       2,014,760
Niagara Falls Public Improvement, MBIA Insured,
   6.85%, 3/01/19 .................................................................................        1,000,000       1,077,200
   6.90%, 3/01/20 .................................................................................          500,000         539,220
   6.90%, 3/01/21 .................................................................................          500,000         538,830
Niagara Falls Water Treatment Plant, MBIA Insured, 7.00%, 11/01/12 ................................        1,200,000       1,331,904
Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo
 International Airport,
   Series A, AMBAC Insured, 6.25%, 4/01/24 ........................................................        1,000,000       1,051,630
   Series C, AMBAC Insured, 6.00%, 4/01/24 ........................................................        1,440,000       1,510,920
North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
   4/01/15 ........................................................................................        1,065,000       1,243,100
   4/01/16 ........................................................................................        1,000,000       1,168,720
Port Authority of New York and New Jersey Revenue, Consolidated 76th Series,
 AMBAC Insured, 6.50%, 11/01/26 ...................................................................        4,230,000       4,301,741
Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ...............................................          810,000         956,084
Schenectady IDA Civic Facilities Revenue, GNMA Secured, Schaffer Heights A,
   6.05%, 11/01/35 ................................................................................        2,375,000       2,455,750
   6.00%, 11/01/30 ................................................................................        3,000,000       3,126,180
St. Lawrence County IDA, Civic Facility Revenue, St. Lawrence University Project,
 Series A, MBIA Insured, 5.00%, 7/01/28 ...........................................................        2,455,000       2,366,939
Suffolk County GO, Public Improvement, Refunding, Series B, FGIC Insured, 6.20%,
   5/01/11 ........................................................................................          500,000         519,120
   5/01/13 ........................................................................................          500,000         517,670
Triborough Bridge and Tunnel Authority Revenue, General Purpose,
   Series B, MBIA Insured, 5.20%, 1/01/27 .........................................................        1,000,000         994,400
   Series X, AMBAC Insured, 6.50%, 1/01/19 ........................................................        4,475,000       4,590,455
   Series X, MBIA Insured, 6.50%, 1/01/19 .........................................................        2,750,000       2,820,950
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
   AMBAC Insured, 5.75%, 8/01/29 ..................................................................          550,000         577,796
   Refunding, Series A, FSA Insured, 5.125%, 10/01/26 .............................................        2,000,000       1,962,340
Westchester County Health Care Corp. Revenue, Series B, sub. lien, Westchester
   County Guaranty, 5.375%, 11/01/30 ..............................................................        1,500,000       1,509,164
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $242,560,675) ..................................................                      255,233,515
                                                                                                                         -----------

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                          AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.3%
Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN
 and Put, 2.30%, 5/01/33 ...................................................................         $  1,300,000       $  1,300,000
New York City GO,
    Series H, Subseries H-3, Daily VRDN and Put, 2.85%, 8/01/22 ............................              700,000            700,000
    Series H, Subseries H-3, Daily VRDN and Put, 3.00%, 8/01/23 ............................              300,000            300,000
    Sub Series A-7, Daily VRDN and Put, 1.65%, 8/01/20 .....................................              200,000            200,000
    Sub Series A-7, Daily VRDN and Put, 2.35%, 8/01/21 .....................................              100,000            100,000
New York City Municipal Water Finance Authority Revenue Water and Sewer System
 Revenue, Series F-1, Daily VRDN and Put, 2.95%, 6/15/33 ...................................              700,000            700,000
                                                                                                                        ------------
TOTAL SHORT TERM INVESTMENTS (COST $3,300,000) .............................................                               3,300,000
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $245,860,675) 99.2% ................................................                             258,533,515
OTHER ASSETS, LESS LIABILITIES .8% .........................................................                               2,065,586
                                                                                                                        ------------
NET ASSETS 100.0% ..........................................................................                            $260,599,101
                                                                                                                        ============

See Glossary of Terms on page 41.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND


                                                      SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2001    ------------------------------------------------------------
                                                        (UNAUDITED)       2000         1999        1998         1997         1996
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $ 10.56       $ 10.08      $ 10.77      $ 10.62      $ 10.28      $ 10.40
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)...........................          .25           .52          .52          .51          .54          .56
 Net realized and unrealized gains (losses) ........          .06           .49         (.70)         .18          .35         (.12)
                                                      ------------------------------------------------------------------------------
Total from investment operations ...................          .31          1.01         (.18)         .69          .89          .44
                                                      ------------------------------------------------------------------------------
Less distributions from net investment income ......         (.26)         (.53)        (.51)        (.54)        (.55)        (.56)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period .....................       $10.61       $ 10.56       $10.08      $ 10.77      $ 10.62      $ 10.28
                                                      ------------------------------------------------------------------------------

Total return(a) ....................................         2.96%        10.36%       (1.69%)       6.63%        8.89%        4.38%
                                                      =============================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $90,440       $75,703      $66,941      $80,689      $58,916      $44,822
Ratios to average net assets:
 Expenses ..........................................          .45%(c)       .45%         .45%         .45%         .45%         .37%
 Expenses excluding waiver and payments by affiliate          .82%(c)       .84%         .82%         .83%         .82%         .83%
 Net investment income .............................         4.82%(c)      5.12%        4.95%        4.81%        5.26%        5.47%
Portfolio turnover rate ............................         3.18%        19.95%       17.98%       10.46%        6.87%       24.67%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(b) Based on average shares outstanding effective year ended December 31, 1999.
(c)      Annualized.

                                        See notes to financial statements.
34

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                                                           PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.6%
Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 ......................    $ 1,850,000    $ 1,859,750
Albany IDA, Civic Facility Revenue,
   Albany Medical Center Project, 5.75%, 5/01/09 .....................................................      1,010,000        952,208
   St. Rose Project, Series A, AMBAC Insured, 5.00%, 7/01/12 .........................................        420,000        435,095
Bath County GO Central School District, FSA Insured, 5.10%, 6/15/13 ..................................        775,000        797,405
Buffalo GO, Series E, FSA Insured, 5.35%, 12/01/12 ...................................................        880,000        933,442
Cortland County IDA, Civic Facility Revenue, Cortland Memorial Hospital Inc. .........................
 Project, 6.15%, 7/01/02 .............................................................................         45,000         45,515
Erie County GO,
    FGIC Insured, 4.70%, 11/01/12 ....................................................................        700,000        708,393
    Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 .....................................      1,000,000      1,082,150
Franklin County IDA, Lease Revenue, County Correctional Facility Project,
 6.375%, 11/01/02 ....................................................................................         25,000         25,844
Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 .................................        260,000        273,520
Guam Power Authority Revenue, Series A, ETM, 6.00%, 10/01/04 .........................................      1,300,000      1,411,488
Holland Patent Central School District GO, MBIA Insured, 4.25%,
   6/15/09 ...........................................................................................      1,125,000      1,129,500
   6/15/10 ...........................................................................................      1,125,000      1,121,659
Long Island Power Authority Electric System Revenue, MBIA Insured, 5.125%, 4/01/11 ...................      1,410,000      1,477,793
MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 ......................................      1,500,000      1,624,470
Nassau County GO,
   Combined Sewage District, Refunding, Series F, 6.50%, 3/01/04 .....................................        760,000        806,185
   General Improvements, Series V, AMBAC Insured, 5.25%, 3/01/13 .....................................      1,000,000      1,029,770
   Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 .................................................      1,000,000      1,118,760
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
 FSA Insured, 6.00%, 8/01/10 .........................................................................      1,000,000      1,135,400
New Rochelle Municipal Housing Authority Revenue, Series A, 5.55%, 12/01/14 ..........................      2,000,000      2,017,200
New York City GO,
   Refunding, Series A, 6.375%, 8/01/05 ..............................................................      3,395,000      3,552,426
   Refunding, Series B, 6.20%, 8/15/06 ...............................................................      1,000,000      1,095,870
   Refunding, Series F, 6.00%, 8/01/12 ...............................................................        700,000        754,502
   Series A, Pre-Refunded, 6.375%, 8/01/05 ...........................................................      1,805,000      1,903,481
   Series H, 7.00%, 2/01/06 ..........................................................................        200,000        207,004
   Series H, Pre-Refunded, 7.00%, 2/01/06 ............................................................        140,000        145,607
New York City Health and Hospital Corp. Revenue, Health System, Refunding,
 Series A, AMBAC Insured, 4.60%, 2/15/12 .............................................................      1,000,000        994,980
New York City IDA, Civic Facility Revenue,
   New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02 ...........................................         60,000         62,024
   USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 .................................      1,875,000      1,998,244
   USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 .................................      1,675,000      1,819,636
New York City Transitional Finance Authority Revenue, Future Tax Secured,
   Series A, 4.75%, 11/15/13 .........................................................................      1,000,000      1,004,640
   Series B, 6.00%, 11/15/13 .........................................................................      1,000,000      1,114,520
New York State Dormitory Authority Lease Revenue, State University Dormitory
 Facilities, Series A, 5.50%, 7/01/12 ................................................................      1,815,000      1,942,050
New York State Dormitory Authority Revenue,
   City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ................................      1,000,000      1,098,690
   City University, Refunding, Series U, 6.25%, 7/01/02 ..............................................        100,000        103,491
   City University, Refunding, Series U, 6.35%, 7/01/04 ..............................................      1,720,000      1,860,507
   Department of Health, 6.25%, 7/01/04 ..............................................................        690,000        744,013
   Department of Health, 6.30%, 7/01/05 ..............................................................        735,000        805,545
   FSA Insured, 5.125%, 2/15/07 ......................................................................      1,000,000      1,054,970

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
New York State Dormitory Authority Revenue, (cont.)
   Nyack Hospital, Refunding, 6.00%, 7/01/06 .................................................        $ 2,000,000        $ 1,962,940
   Office General Services, MBIA Insured, 5.00%, 4/01/18 .....................................          2,000,000          1,988,640
   St. Johns University, Series A, MBIA Insured, 5.00%, 7/01/14 ..............................            750,000            763,328
New York State Environmental Facilities Corp., State Clean Water And Drinking
 Water Revenue, Revolving Funds-Pooled Loan Project, Series B, 5.80%, 1/15/16 ................          2,500,000          2,695,825
New York State Government Assistance Corporation, Refunding, Series B, MBIA
 Insured, 4.875%, 4/01/20 ....................................................................          3,750,000          3,613,575
New York State HFAR, Health Facilities of New York City, Refunding, Series A,
 6.00%, 11/01/08 .............................................................................          3,045,000          3,312,229
New York State Medical Care Facilities Finance Agency Revenue,
   Hospital and Nursing Home, Refunding, FHA Insured, 5.70%, 2/15/05 .........................          1,500,000          1,574,595
   Huntington Hospital Mortgage Project, Refunding, Series A, 5.90%, 11/01/04 ................            475,000            497,662
New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 93,
   5.75%, 10/01/12 ...........................................................................            900,000            962,595
   5.80%, 10/01/13 ...........................................................................            800,000            850,488
New York State Thruway Authority Highway and Bridge Trust Fund, Series C, FGIC
 Insured, 5.25%, 4/01/14 .....................................................................          2,000,000          2,075,040
New York State Urban Development Corp. Revenue,
  Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%, 1/01/15 ..........          1,000,000          1,093,630
  Correctional Facilities, Refunding, 5.75%, 1/01/13 .........................................            500,000            517,085
  Youth Facilities, 5.75%, 4/01/10 ...........................................................            400,000            433,328
  Youth Facilities, 5.875%, 4/01/10 ..........................................................          1,500,000          1,600,890
North Hempstead GO, Refunding, FGIC Insured, 6.00%, 7/15/14 ..................................          1,715,000          1,892,605
Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue,
 Refunding, 6.65%, 4/01/05 ...................................................................            125,000            135,063
Puerto Rico Commonwealth GO, 6.00%, 7/01/05 ..................................................          1,000,000          1,081,800
Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 .......................          1,500,000          1,602,465
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
 Facilities Financing Authority Hospital Revenue, Mennonite General Hospital
  Project, Series A, 6.375%, 7/01/06 .........................................................          1,450,000          1,471,881
Rochester GO, Series B, MBIA Insured, 4.125%, 2/15/10 ........................................          1,010,000          1,000,223
Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P.
  Cohalan Complex, AMBAC Insured,
   5.25%, 10/15/14 ...........................................................................          1,435,000          1,493,720
   5.00%, 4/15/16 ............................................................................          1,000,000          1,007,120
Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding,
 MBIA Insured, 5.10%, 6/01/13 ................................................................          2,000,000          2,094,540
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
 AMBAC Insured, 5.75%, 4/01/20 ...............................................................          1,000,000          1,064,320
Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 .......................          3,000,000          3,085,830
Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
  5.125%, 7/01/13 ............................................................................          1,775,000          1,780,698
Virgin Islands Water and Power Authority Water System Revenue, Refunding,
   4.875%, 7/01/06 ...........................................................................          1,985,000          2,012,611
   5.00%, 7/01/09 ............................................................................            520,000            521,357
Yonker GO, Series A, AMBAC Insured, 5.00%, 12/15/14 ..........................................          1,795,000          1,824,724
                                                                                                                          ----------
TOTAL LONG TERM INVESTMENTS (COST $84,521,621) ...............................................                            88,258,554
                                                                                                                          ----------

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS .5%
New York City GO,
   Series B, Sub Series B-3, MBIA Insured, Daily VRDN and Put, 2.75%, 8/15/04 ..............         $   300,000         $   300,000
   Series H, Sub Series H-3, Daily VRDN and Put, 3.00%, 8/01/23 ............................             100,000             100,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series F-1,
  Daily VRDN and Put, 2.95%, 6/15/33 .......................................................             100,000             100,000
                                                                                                                         -----------
TOTAL SHORT TERM INVESTMENTS (COST $500,000) ...............................................                                 500,000
                                                                                                                         -----------
TOTAL INVESTMENTS (COST $85,021,621) 98.1% .................................................                              88,758,554
OTHER ASSETS, LESS LIABILITIES 1.9% ........................................................                               1,681,150
                                                                                                                         -----------
NET ASSETS 100.0% ..........................................................................                             $90,439,704
                                                                                                                         -----------

See Glossary of Terms on page 41.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of principal balance plus accrued interest at specific dates.

37
                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                      SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2001     -------------------------------------------------------
                                                        (UNAUDITED)       2000        1999        1998        1997        1996
                                                      --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                      --------------------------------------------------------------------------
Income from investment operations - net
 investment income .................................       .01            .03         .03         .03         .03         .03
Less distributions from net investment income ......      (.01)          (.03)       (.03)       (.03)       (.03)       (.03)
                                                      --------------------------------------------------------------------------
Net asset value, end of period .....................      $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                      ==========================================================================
Total return(a) ......................................      1.33%           3.35%       2.56%       2.79%       3.01%       2.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $77,941        $67,950     $69,164     $57,878     $63,720     $59,178
Ratios to average net assets:
 Expenses ..........................................       .60%(b)        .60%        .60%        .60%        .60%        .60%
 Expenses excluding waiver and payments by affiliate       .80%(b)        .80%        .83%        .83%        .81%        .86%
 Net investment income .............................      2.62%(b)       3.30%       2.54%       2.75%       2.97%       2.75%

(a) Total return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.
(b) Annualized.

38                  See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                                                     PRINCIPAL
FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                                AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS 103.2%
(a)Jay Street Development Corp. Certificates Facility Lease Revenue,
     Jay Street Project, Series A-1, Weekly VRDN and Put, 3.15%, 5/01/22 ....................      $  1,500,000        $  1,500,000
(a)Long Island Power Authority Electric System Revenue, Sub Series 2, Daily VRDN and
     Put, 2.30%, 5/01/33 ....................................................................         2,600,000           2,600,000
Municipal Assistance Corp. for City of New York, Refunding, Series J, 5.25%, 7/01/01 ........         1,250,000           1,250,020
 Nassau County Interim Finance Authority BAN, Series A-1, 3.75%, 3/14/02 ....................         3,000,000           3,024,870
 New York City GO,
    Series H, Pre-Refunded, 7.00%, 2/01/02 ..................................................         2,000,000           2,074,899
   (a)Series H, Sub Series H-3, Daily VRDN and Put, 2.85%, 8/01/22 ..........................         2,300,000           2,300,000
   (a)Sub Series A-10, Daily VRDN and Put, 2.85%, 8/01/16 ...................................           500,000             500,000
   (a)Sub Series B-2, Daily VRDN and Put, 1.80%, 8/15/19 ....................................           160,000             160,000
   (a)Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, 2.40%, 8/15/23 ...............           800,000             800,000
(a)New York City HDC,
     MF Rental Housing Revenue, Brittany Development, Series A, Weekly VRDN and Put,
       3.40%, 6/15/29 .......................................................................         1,500,000           1,500,000
     MF Rental Housing Revenue, Tribeca Tower, Series A, FNMA Insured, Weekly VRDN and
       Put, 4.10%, 11/15/19 .................................................................         2,100,000           2,100,000
     MFMR, Columbus Apartments, Series A, Weekly VRDN and Put, 3.15%, 3/15/25 ...............         1,800,000           1,800,000
(a)New York City Health and Hospital Corp. Revenue, Health Systems,
   Series A, Weekly VRDN and Put, 2.05%, 2/15/26 ............................................         1,000,000           1,000,000
   Series D, Weekly VRDN and Put, 3.85%, 2/15/26 ............................................         1,400,000           1,400,000
(a)New York City IDA, Civic Facility Revenue,
   American Civil Liberties, Weekly VRDN and Put, 4.25%, 6/01/12 ............................           900,000             900,000
   Columbia Grammer and Prep School, Weekly VRDN and Put, 4.25%, 9/30/31 ....................         2,000,000           2,000,000
   National Audubon Society, Daily VRDN and Put, 2.45%, 12/01/14 ............................           500,000             500,000
(a)New York City Municipal Water Finance Authority Water and Sewer System Revenue,
   Series C, FGIC Insured, Daily VRDN and Put, 3.15%, 6/15/23 ...............................         1,200,000           1,200,000
   Series F-1, Daily VRDN and Put, 2.95%, 6/15/33 ...........................................         2,200,000           2,200,000
   New York City Transit Authority MTA, TECP, 2.75%, 7/06/01 ................................         2,500,000           2,500,000
(a)New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Series A-1, Weekly VRDN and Put, 4.50%, 11/15/26 .......................................         2,000,000           2,000,000
     Sub Series B-1, Daily VRDN and Put, 2.00%, 11/01/27 ....................................           400,000             400,000
(a)New York City Trust Cultural Resources Revenue,
     American Museum Natural History, Series B, MBIA Insured, Weekly VRDN and Put,
       2.70%, 4/01/21 .......................................................................         1,000,000           1,000,000
     Museum of Broadcasting, Weekly VRDN and Put, 3.00%, 5/01/14 ............................         2,000,000           2,000,000
 New York Metropolitan Transportation Authority Service Contract, Commuter Facilities,
     Series 6, Pre-Refunded, 6.00%, 7/01/21 .................................................         2,000,000           2,000,092
 New York State Dormitory Authority Revenue,
   (a)New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 4.05%, 7/01/28 ..         3,600,000           3,600,000
   (a)Oxford University Press Inc., Weekly VRDN and Put, 3.05%, 7/01/25 .....................           700,000             700,000
   (a)Sloan Ketterring Cancer Center, Series C, Weekly VRDN and Put, 4.75%, 7/01/19 .........         1,200,000           1,200,000
    TECP, 3.10%, 7/13/01 ....................................................................         2,300,000           2,300,000
(a)New York State Energy Research and Development Authority Facilities Revenue,
     Consolidated Edison Co., Series A-1, Weekly VRDN and Put, 2.25%, 6/01/36 ...............         1,000,000           1,000,000
(a)New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Corp., Series 1985-B, Daily VRDN and Put, 3.65%, 12/01/25 ..........         1,200,000           1,200,000
    Orange and Rockland Project, Series A, AMBAC Insured, Weekly VRDN and Put, 2.70%, 8/01/15         1,350,000           1,350,000
    Orange and Rockland Project, Series A, Weekly VRDN and Put, 2.95%, 10/01/14 .............         1,000,000           1,000,000
    Rochester Gas and Electric Corp., Refunding, Series B, MBIA Insured, Weekly VRDN and
     Put, 4.25%, 8/01/32 ....................................................................         3,200,000           3,200,000
 New York State Environmental Facility Corp. TECP, 2.55%, 8/08/01 ...........................         2,500,000           2,500,000
(a)New York State GO, Unlimited, Refunding, Series B, Annual VRDN and Put, 4.35%, 3/15/30 ...         2,000,000           2,000,000

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)(CONT.)

                                                                                                     PRINCIPAL
FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                                AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)New York State HFAR,
    Liberty View, Series A, Weekly VRDN and Put, 4.05%, 11/15/19 ............................      $  1,400,000        $  1,400,000
    Normandie Court I Project, Weekly VRDN and Put, 3.45%, 5/15/15 ..........................         2,000,000           2,000,000
(a)New York State Job Development Authority Revenue,
     Special Purpose, Series A1 through A13, Daily VRDN and Put, 4.65%, 3/01/02 .............           695,000             695,000
     Special Purpose, Series B1, State Guaranteed, Daily VRDN and Put, 4.65%, 3/01/02 .......           100,000             100,000
     State Guaranteed, Series A1 to A36, Daily VRDN and Put, 2.95%, 3/01/05 .................           895,000             895,000
(a)New York State Local Government Assistance Corp., Series F, Weekly VRDN and Put,
     3.20%, 4/01/25 .........................................................................         2,100,000           2,100,000
(a)New York State Medical Care Facilities Finance Agency Revenue, Pooled Equipment
     Loan Program, II-A, Weekly VRDN and Put, 2.75%, 11/01/03 ...............................           570,000             570,000
(a)Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
     Structure, Series 2, Daily VRDN and Put, 2.95%, 5/01/19 ................................         1,000,000           1,000,000
 Puerto Rico Commonwealth Government Development Bank,
   (a)Refunding, MBIA Insured, Weekly VRDN and Put, 2.35%, 12/01/15 .........................         2,600,000           2,600,000
    TECP, 2.60%, 7/20/01 ....................................................................         2,000,000           2,000,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   (a)Series A, AMBAC Insured, Weekly VRDN and Put, 2.40%, 7/01/28 ..........................           700,000             700,000
    Series T, Pre-Refunded, 6.625%, 7/01/18 .................................................         2,000,000           2,107,964
 Triborough Bridge and Tunnel Authority Revenue
    BAN, Sub Series A1, 5.00%, 1/17/02 ......................................................         3,500,000           3,538,765
   (a)General Purpose, Series C, AMBAC Insured, Weekly VRDN and Put, 1.50%, 1/01/13 .........         2,000,000           2,000,000
                                                                                                                       -------------
TOTAL INVESTMENTS (COST $80,466,610) 103.2% .................................................                            80,466,610
OTHER ASSETS, LESS LIABILITIES (3.2%) .......................................................                            (2,525,557)
                                                                                                                       -------------
NET ASSETS 100.0% ...........................................................................                          $  77,941,053
                                                                                                                       =============

See Glossary of Terms on pg. 41.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

40                  See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST

GLOSSARY OF TERMS

AMBAC     -    American Municipal Bond Assurance Corp.
BAN       -    Bond Anticipation Notes
COP       -    Certificate of Participation
ETM       -    Escrow to Maturity
FGIC      -    Financial Guaranty Insurance Corp.
FHA       -    Federal Housing Authority
FNMA      -    Federal National Mortgage Association
FSA       -    Financial Security Assistance
GNMA      -    Government National Mortgage Association
GO        -    General Obligation
HDC       -    Housing Development Corp.
HFAR      -    Housing Finance Authority/Agency Revenue
IDA       -    Industrial Development Authority/Agency
MBIA      -    Municipal Bond Investors Assurance Corp.
MF        -    Multi-Family
MFMR      -    Multi-Family Mortgage Revenue
MTA       -    Metropolitan Transit Authority
PCR       -    Pollution Control Revenue
PFAR      -    Public Financing Authority Revenue
TECP      -    Tax-Exempt Commercial Paper
USTA      -    United States Tennis Association
VRDN      -    Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

                                                           FRANKLIN NEW YORK            FRANKLIN NEW YORK          FRANKLIN NEW YORK
                                                            INSURED TAX-FREE            INTERMEDIATE-TERM              TAX-EXEMPT
                                                              INCOME FUND              TAX-FREE INCOME FUND            MONEY FUND
                                                           -------------------------------------------------------------------------
Assets:
 Investments in securities:
    Cost .....................................               $ 245,860,675                $  85,021,621               $  80,466,610
                                                           -------------------------------------------------------------------------
    Value ....................................                 258,533,515                   88,758,554                  80,466,610
 Cash ........................................                      86,930                       70,400                      94,752
 Receivables:
    Capital shares sold ......................                   1,728,802                      390,109                     541,951
    Interest .................................                   4,871,304                    1,483,435                          --
                                                           -------------------------------------------------------------------------
      Total assets ...........................                 265,220,551                   90,702,498                  81,103,313
                                                           -------------------------------------------------------------------------
Liabilities:
 Payables:
    Investment securities purchased ..........                   3,390,143                           --                   3,024,870
    Capital shares redeemed ..................                     442,988                       85,191                      25,808
    Affiliates ...............................                     185,470                       36,493                      42,407
    Shareholders .............................                     285,440                       20,429                      56,080
 Distributions to shareholders ...............                     298,050                      108,921                       3,863
 Other liabilities ...........................                      19,359                       11,760                       9,232
                                                           -------------------------------------------------------------------------
      Total liabilities ......................                   4,621,450                      262,794                   3,162,260
                                                           -------------------------------------------------------------------------
      Net assets, at value ...................               $ 260,599,101                $  90,439,704               $  77,941,053
                                                           =========================================================================
Net assets consist of:
 Undistributed net investment income .........               $      35,347                $        (769)              $          --
 Net unrealized appreciation .................                  12,672,840                    3,736,933                          --
 Accumulated net realized loss ...............                  (3,992,756)                  (3,057,945)                         --
 Capital shares ..............................                 251,883,670                   89,761,485                  77,941,053
                                                           -------------------------------------------------------------------------
      Net assets, at value ...................               $ 260,599,101                $  90,439,704               $  77,941,053
                                                           =========================================================================

42                   See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2001 (UNAUDITED)

                                                                       FRANKLIN NEW YORK    FRANKLIN NEW YORK     FRANKLIN NEW YORK
                                                                        INSURED TAX-FREE    INTERMEDIATE-TERM        TAX-EXEMPT
                                                                           INCOME FUND     TAX-FREE INCOME FUND      MONEY FUND
                                                                       ------------------------------------------------------------
CLASS A:
 Net assets, at value .............................................      $   245,306,780      $    90,439,704      $    77,941,053
                                                                       ------------------------------------------------------------
 Shares outstanding ...............................................           21,712,251            8,525,100           77,941,053
                                                                       ------------------------------------------------------------
 Net asset value per share* .......................................      $         11.30      $         10.61      $          1.00
                                                                       ------------------------------------------------------------
 Maximum offering price per share (net asset value
 per share / 95.75%, 97.75%, 100% respectively) ...................      $         11.80      $         10.85      $          1.00
                                                                       ------------------------------------------------------------
CLASS C:
 Net assets, at value .............................................      $    15,292,321                   --                   --
                                                                       ------------------------------------------------------------
 Shares outstanding ...............................................            1,338,485                   --                   --
                                                                       ------------------------------------------------------------
 Net asset value per share* .......................................      $         11.43                   --                   --
                                                                       ------------------------------------------------------------
 Maximum offering price per share (net asset value per share / 99%)      $         11.55                   --                   --
                                                                       ------------------------------------------------------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.                                            43

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                                  FRANKLIN NEW YORK        FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                                   INSURED TAX-FREE        INTERMEDIATE-TERM           TAX-EXEMPT
                                                                      INCOME FUND         TAX-FREE INCOME FUND         MONEY FUND
                                                                  ------------------------------------------------------------------
Investment income:
 Interest ................................................            $ 7,131,647             $ 2,209,113             $ 1,196,699
                                                                  ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................                694,017                 268,220                 232,022
 Distribution fees (Note 3)
  Class A ................................................                114,832                  41,890                      --
  Class C ................................................                 44,009                      --                      --
 Transfer agent fees (Note 3) ............................                 57,867                  16,946                  37,477
 Custodian fees ..........................................                  1,138                     301                     290
 Reports to shareholders .................................                 10,113                   5,144                   8,831
 Registration and filing fees ............................                 12,081                   4,396                   3,607
 Professional fees .......................................                  9,389                   3,971                   3,733
 Trustees' fees and expenses .............................                  8,041                   2,479                   2,240
 Other ...................................................                  9,365                   4,942                   8,832
                                                                  ------------------------------------------------------------------
     Total expenses ......................................                960,852                 348,289                 297,032
     Expenses waived/paid by affiliate (Note 3) ..........                     --                (160,701)                (74,224)
                                                                  ------------------------------------------------------------------
      Net expenses .......................................                960,852                 187,588                 222,808
                                                                  ------------------------------------------------------------------
       Net investment income .............................              6,170,795               2,021,525                 973,891
                                                                  ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............                 58,564                    (659)                     --
 Net unrealized appreciation (depreciation) on investments               (846,356)                363,441                      --
                                                                  ------------------------------------------------------------------
Net realized and unrealized gain (loss) ..................               (787,792)                362,782                      --
                                                                  ------------------------------------------------------------------
Net increase in net assets resulting from operations .....            $ 5,383,003             $ 2,384,307             $   973,891
                                                                  ==================================================================

44                  See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     FRANKLIN NEW YORK
                                                        FRANKLIN NEW YORK INSURED                    INTERMEDIATE-TERM
                                                           TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                   ------------------------------------------------------------------------------
                                                     SIX MONTHS                               SIX MONTHS
                                                       ENDED                                     ENDED
                                                   JUNE 30, 2001         YEAR ENDED          JUNE 30, 2001         YEAR ENDED
                                                    (UNAUDITED)       DECEMBER 31, 2000       (UNAUDITED)       DECEMBER 31, 2000
                                                   ------------------------------------      ------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ......................       $   6,170,795        $  12,462,874        $   2,021,525        $   3,524,731
Net realized gain (loss) from investments ..              58,564           (2,383,722)                (659)            (137,675)
Net unrealized appreciation (depreciation)
 on investments ............................            (846,356)          14,555,540              363,441            3,552,328
                                                   ------------------------------------------------------------------------------
     Net increase in net assets resulting
      from operations ......................           5,383,003           24,634,692            2,384,307            6,939,384
 Distributions to shareholders from net
 investment income:
  Class A ..................................          (5,989,419)         (11,751,262)          (2,061,985)          (3,591,840)
  Class C ..................................            (301,316)            (515,501)                  --                   --
                                                   ------------------------------------------------------------------------------
 Total distributions to shareholders .......          (6,290,735)         (12,266,763)          (2,061,985)          (3,591,840)
 Capital share transactions: (Note 2)
  Class A ..................................          11,643,093          (19,308,187)          14,414,456            5,414,474
  Class C ..................................           2,838,391             (410,765)                  --                   --
                                                   ------------------------------------------------------------------------------
 Total capital share transactions ..........          14,481,484          (19,718,952)          14,414,456            5,414,474
     Net increase (decrease) in net assets .          13,573,752           (7,351,023)          14,736,778            8,762,018
Net assets
 Beginning of period .......................         247,025,349          254,376,372           75,702,926           66,940,908
                                                   ------------------------------------------------------------------------------
 End of period .............................       $ 260,599,101        $ 247,025,349        $  90,439,704        $  75,702,926
                                                   ==============================================================================
Undistributed net investment income included
 in net assets:
  End of period ............................       $      35,347        $     134,288        $        (769)       $      29,205
                                                   ==============================================================================

                    See notes to financial statements.                        45

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

                                                  FRANKLIN NEW YORK
                                                TAX-EXEMPT MONEY FUND
                                           ------------------------------------
                                            SIX MONTHS
                                               ENDED
                                           JUNE 30, 2001         YEAR ENDED
                                            (UNAUDITED)       DECEMBER 31, 2000
                                           ------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ...................   $    973,891        $  2,241,890
 Distributions to shareholders from net
 investment income ......................       (973,891)         (2,241,890)
 Capital share transactions (Note 2) ....      9,990,706          (1,214,030)
                                           ------------------------------------
Net increase (decrease) in net assets ...      9,990,706          (1,214,030)
Net assets (there is no undistributed net
 investment income at beginning or end of
 period)
 Beginning of period ....................     67,950,347          69,164,377
                                           ------------------------------------
 End of period ..........................   $ 77,941,053        $ 67,950,347
                                           ====================================

46                  See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of three series (the Funds). The Fund's investment objectives are to provide a high level of current income exempt from federal and New York personal income taxes, while seeking the preservation of capital. The New York Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments. The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. For the Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INSURANCE:

The scheduled payments of interest and principal for each municipal security in the Insured Fund is insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Fund, or paid by a third party.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amount of income and expense during the reporting period. Actual results could differ from those estimates.

f. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, De Minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

                                                                     FRANKLIN
                                               FRANKLIN              NEW YORK
                                               NEW YORK            INTERMEDIATE-
                                           INSURED TAX-FREE        TERM TAX-FREE
                                              INCOME FUND               FUND
                                           -------------------------------------
         Increase in the cost of
          investments ..........                $20,999                $10,486

The effect of this change for the period ended June 30, 2001 was as listed below:

                                                                     FRANKLIN
                                                FRANKLIN             NEW YORK
                                                NEW YORK           INTERMEDIATE-
                                            INSURED TAX-FREE       TERM TAX-FREE
                                               INCOME FUND             FUND
                                            ------------------------------------
        Increase in net investment
          income ....................            $  8,496            $  3,531
         Decrease in unrealized gains            $  8,496            $  3,528
         Decrease in realized gains .            $     --            $      3

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                                       CLASS A & CLASS C
--------------------------------------------------------      ----------------------------------------------
Franklin New York Intermediate-Term Tax-Free Income Fund      Franklin New York Insured Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund

At June 30, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                                                                         FRANKLIN
                                                                                           FRANKLIN NEW YORK             NEW YORK
                                                     FRANKLIN NEW YORK INSURED             INTERMEDIATE-TERM            TAX-EXEMPT
                                                       TAX-FREE INCOME FUND               TAX-FREE INCOME FUND          MONEY FUND
                                                     -----------------------------------------------------------------------------
                                                       SHARES         AMOUNT             SHARES          AMOUNT           AMOUNT
                                                     -----------------------------------------------------------------------------
CLASS A SHARES:
Six months ended June 30, 2001
Shares sold ..................................       1,748,291     $ 19,817,384        1,989,672     $ 21,144,077     $ 36,361,191
Shares issued in reinvestment of distributions         274,962        3,113,729          106,254        1,128,352          981,650
Shares redeemed ..............................        (994,067)     (11,288,020)        (739,693)      (7,857,973)     (27,352,135)
                                                     -----------------------------------------------------------------------------
Net increase .................................       1,029,186     $ 11,643,093        1,356,233     $ 14,414,456     $  9,990,706
                                                     -----------------------------------------------------------------------------
Year ended December 31, 2000
Shares sold ..................................       1,675,177     $ 18,364,119        1,794,361     $ 18,308,985     $ 90,014,445
Shares issued in reinvestment of distributions         560,253        6,124,792          199,118        2,031,874        2,235,822
Shares redeemed ..............................      (4,027,027)     (43,797,098)      (1,467,732)     (14,926,385)     (93,464,297)
                                                     -----------------------------------------------------------------------------
Net increase (decrease) ......................      (1,791,597)    $(19,308,187)         525,747     $  5,414,474     $ (1,214,030)
                                                     -----------------------------------------------------------------------------
CLASS C SHARES:
Six months ended June 30, 2001
Shares sold ..................................         318,421      $ 3,645,876
Shares issued in reinvestment of distributions          14,915          170,720
Shares redeemed ..............................         (85,294)        (978,205)
                                                     ---------------------------
Net increase .................................         248,042      $ 2,838,391
                                                     ---------------------------
Year ended December 31, 2000
Shares sold ..................................         239,678      $ 2,662,175
Shares issued in reinvestment of distributions          29,394          324,517
Shares redeemed ..............................        (309,621)      (3,397,457)
                                                     ---------------------------
Net decrease .................................         (40,549)     $  (410,765)
                                                     ---------------------------

FRANKLIN NEW YORK TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                             AFFILIATION
        -----------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                                 Investment manager
        Franklin Templeton Services, LLC (FT Services)                     Administrative manager
        Franklin/Templeton Investor Services, LLC (Investor Services)      Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)               Principal underwriter

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

        ANNUALIZED
         FEE RATE   NET ASSETS
        -------------------------------------------------------------
         .625%      First $100 million
         .500%      Over $100 million, up to and including $250 million
         .450%      In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                     FRANKLIN
                                             FRANKLIN                NEW YORK
                                             NEW YORK              INTERMEDIATE-
                                         INSURED TAX-FREE          TERM TAX-FREE
                                            INCOME FUND                 FUND
                                         ---------------------------------------
         Net commissions paid                $  52,653               $  55,569
         Contingent deferred
          sales charges .....                $     552               $   3,021

The Funds paid transfer agent fees of $112,290 of which $93,067 was paid to Investor Services.

FRANKLIN NEW YORK TAX-FREE TRUST

4. INCOME TAXES

At December 31, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                               FRANKLIN
                                  FRANKLIN                     NEW YORK
                                  NEW YORK                   INTERMEDIATE-
                              INSURED TAX-FREE               TERM TAX-FREE
                                 INCOME FUND                      FUND
                              --------------------------------------------
        Capital loss
          carryovers
          expiring in:
         2002 .............      $       --                    $2,297,936
         2004 .............              --                       261,595
         2007 .............       1,575,765                       213,880
         2008 .............       2,471,475                       283,875
                              --------------------------------------------
                                 $4,047,240                    $3,057,286
                              --------------------------------------------

At December 31, 2000, the Insured Fund had deferred capital losses occurring subsequent to October 31, 2000 of $4,080. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income and net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of bond discounts.

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                  FRANKLIN
                                              FRANKLIN            NEW YORK
                                              NEW YORK          INTERMEDIATE-
                                         INSURED TAX-FREE       TERM TAX-FREE
                                            INCOME FUND              FUND
                                         ------------------------------------
         Investments at cost .......       $ 245,831,180        $  85,007,607
                                         ------------------------------------
         Unrealized appreciation ...       $  12,998,313        $   3,863,648
         Unrealized depreciation ...            (295,978)            (112,701)
                                         ------------------------------------
         Net unrealized appreciation       $  12,702,335        $   3,750,947
                                         ------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001, were as follows:

                                                                  FRANKLIN
                                     FRANKLIN                     NEW YORK
                                     NEW YORK                   INTERMEDIATE-
                                 INSURED TAX-FREE               TERM TAX-FREE
                                    INCOME FUND                     FUND
                                 --------------------------------------------
         Purchases ...........      $20,980,122                  $16,966,386
         Sales ...............      $ 7,113,650                  $ 2,619,423

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